UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/03/2008

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33601

Delaware	74-2785449
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4500 Lockhill-Selma,Suite 150
San Antonio, Texas 78249
(Address of principal executive offices, including zip code)

210-308-8267
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 3, 2008, GlobalSCAPE, Inc. issued a press release announcing its FTP Server FIPS version 3 and CuteFTP Pro version 8 have received the Certificate of Networthiness from the US Army Network Technology Command.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalSCAPE, Inc.

Date: November 03, 2008	By:	/s/ Mendy Marsh
Mendy Marsh
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated November 3, 2008